SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 10, 2007

CSX CORPORATION

Virginia

(State or other jurisdiction of

incorporation or organization)

1-8022	62-1051971
(Commission File No.)	(I.R.S. Employer Identification No.)

500 Water Street, 15th Floor, Jacksonville, FL 32202

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:

(904) 359-3200

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	OTHER EVENTS

CSX Corporation (“CSX”) is filing this Current Report on Form 8-K to add a footnote to (i) its audited financial statements for the fiscal year ended December 29, 2006, and (ii) its unaudited financial statements for the quarter and nine months ended September 28, 2007, in accordance with Rule 3-10 of Regulation S-X “Financial Statements of Guarantors and Issuers of Guaranteed Securities Registered or Being Registered”.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

The following items are included as Exhibits to this report and are incorporated herein by reference:

Exhibit No.	Description
23.1	Consent of Ernst & Young LLP.

99.1	Consolidated Financial Statements of CSX Corporation and subsidiaries for the fiscal year ended December 29, 2006, as supplemented on November 30, 2007 by the addition of Note 21, “Issuance of Secured Notes and Supplemental Condensed Consolidated Financial Statements.”

99.2	Condensed Consolidated Financial Statements of CSX Corporation and subsidiaries for the quarter and nine months ended September 28, 2007, as supplemented on November 30, 2007 by the addition of Note 15, “Issuance of Secured Notes and Supplemental Condensed Consolidated Financial Statements.”

1

Signature

Pursuant to the requirements of the Securities Exchange Act of l934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSX CORPORATION

By:	/s/ David A. Boor
	Name:	David A. Boor
	Title:	Vice President-Tax and Treasurer

December 10, 2007